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                                                                 EXHIBIT 10.4


                  FIRST AMENDMENT TO RESTRICTED STOCK AGREEMENT



         THIS FIRST AMENDMENT is dated as of July 1, 1997 (the "Amendment"), and shall serve to amend __________________ ("Employee") and ____________________
(together, the "Parties") Restricted Stock Agreement dated as of August 19, 1996 relating to the original issuance of _____ shares of Common Stock of the Company (the "Agreement"), pursuant to the 1995 Long-Term Incentive Plan, as amended by the First Amendment dated as of April 15, 1996, and as amended by the Second Amendment dated as of July 1, 1997 (the "Plan").

         WHEREAS, pursuant to and in compliance with Section 7(a) of the Plan, the Compensation Committee of the Board of Directors of CORESTAFF, Inc. (the "Company") desires to amend the Agreement to continue to enhance the ability of the Company to attract and retain the services of individuals who are essential for the growth and profitability of the Company;

         NOW, THEREFORE, in consideration of the premises set forth herein, in the Agreement and in the Plan, the Agreement shall be amended as follows:

                  1. Section 3 of the Agreement is hereby amended in its entirety to read as follows:

                           "In the event Employee, at any time during the term of Employee's employment with the Company, leaves the Company's employment as a result of a Triggering Event (as such term is defined in Employee's Employment Agreement dated as of July 1, 1997), then the Forfeiture Restrictions shall lapse as to all of the Stock issued to Employee pursuant to this Agreement."

                  2. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware without regard to principles of conflicts of laws.

                  3. All other terms and conditions contained in the Agreement shall remain unchanged and in full force and effect.


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered and to become effective, all as of the day and year first above written.

                                  CORESTAFF, INC.


                                  By:
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                                           Michael T. Willis
                                           Chief Executive Officer and President


                                  PARTIES:


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